UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 04/18/2005

Extra Space Storage Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32269

Maryland	20-1076777
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway

Suite 400

Salt Lake City, UT 84121

(Address of Principal Executive Offices, Including Zip Code)

801-562-5556

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Previous independent accountants

(i) On April 18, 2005, Extra Space Storage Inc. (the “Registrant”) dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant’s Audit Committee participated in and approved the decision to change independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the two most recent fiscal years and through April 18, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv) During the two most recent fiscal years and through April 18, 2005, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except that as described in the Registrant’s registration statement on Form S-11 filed in May 2004 and as amended in July and August 2004, in connection with the Registrant’s initial public offering, the Registrant’s independent accountants informed the Registrant that for the years ended December 31, 2002 and 2001, they determined that there was a material weakness in internal control over the manner in which the Registrant’s predecessor accounted for and reported on the terms of transactions involving certain of the Registrant’s joint venture arrangements and company and related party guarantees. The independent accountants did not advise the Registrant or its predecessor of any material weakness in internal controls for the years ended December 31, 2004 and 2003.

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 22, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountants

(i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of April 19, 2005. During the two most recent fiscal years and through April 18, 2005, the Registrant has not consulted Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

Exhibit 16.1	PwC’s letter to the SEC on the Changes in Registrant’s Certifying Accountant.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Extra Space Storage Inc.

Date: April 22, 2005.	By:	/s/ Kent W. Christensen
Kent W. Christensen
Senior Vice President and Chief Financial Officer